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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Historical Consolidated Financial Data" and "Experts" and to the use of our reports dated October 9, 1998, in the Registration Statement (Form SB-2) and related Prospectus of USTMAN Technologies dated July 7, 1999.

                                        /s/ Ernst & Young LLP
                                            Ernst & Young LLP

Denver Colorado
July 7, 1999